INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Summary of fully reserved the benefit from the tax loss carryforward
	December 31, 2015	December 31, 2014
Net operating loss carryforward	$198,249	$264
Tax rate	34%	34%
Tax benefit of net operating loss carryforward	$67,405	$90
Valuation allowance	$(67,405)	$(90)
Deferred income tax asset	$-	$-